EXHIBIT 99.1
                                                                    ------------

                        REPAYMENT AND SECURITY AGREEMENT

This Repayment and Security Agreement (hereinafter the "Repayment Agreement") is entered into on this 21st day of May 2004 by and between Friedman Corporation (hereinafter "Friedman") and First Systech International, Inc., (aka Etechlogix, Inc.) (hereinafter referred to as "Systech and/or "Etechlogix").



                                    RECITALS

     A. On June 14, 2001 Unlimited, Inc. ("Unlimited") filed a complaint against Friedman and First Systech International, Inc., and Homey Farsi as an individual in the State of Wisconsin Circuit Court Milwaukee County, Case Number 01-CV-005397 (the "Litigation"). Mr. Farsi was dismissed from the Litigation pursuant to a Stipulation and Order of Dismissal filed with the Circuit Court on March 11, 2004.

     B. On August 15, 2002, the Wisconsin Circuit ordered the case to arbitration in accordance with the Arbitration Provisions contained within the Software License and related agreements between First Systech and Unlimited.

     C. On October 22, 2002 Unlimited filed a demand for arbitration against Friedman and Systech (American Arbitration Association Case No. 76-117-0897).

     D. As a result of the pending Litigation, Friedman and Etechlogix entered into the following agreements whereby Etechlogix agreed to indemnify Friedman:

                  o  Indemnification Agreement dated July 3, 2002

                  o  Settlement Agreement dated March 6, 2003

                  o  Joint Defense and Indemnity Agreement dated May 2003

     E. On July 3, 2002 Etechlogix and Friedman entered into an Indemnification Agreement as a result of the underlying Litigation whereby Etechlogix promised as follows:

                  1. Indemnification

                  1.1 Principals, jointly and severally, agree to indemnify, save, hold harmless, discharge and release FAC [Friedman] from and against any and all Claims expenses, costs, including attorneys' fees incurred by FAC arising out of the Asset Purchase Agreement1 executed on October 2, 2000 for: (1) services performed or products supplied to Unlimited by First Systech prior to its purchase of the First Systech assets or
                  (2) from First Systech's operation of the business prior to the Friedman acquisition.

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1   The Asset Purchase Agreement additionally contains an indemnification clause
    (Section 4, subsection 4.1 Covenants and Indemnification) whereby Systech promised to indemnify, save, hold harmless, discharge and release the Purchaser (Friedman) from and against any and all Claims arising from or based on (iii) any liability or other Claims or obligations, except for those disclosed in the Financial Statements or the Disclosure Schedule or

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     F. On or around March 6, 2003, Etechlogix and Friedman settled their arbitral dispute of June 2001 and signed a confidential Settlement Agreement. The Settlement Agreement provides in relevant part:

                  5. Non-Waiver Clients

                  5.1 The clients identified on Schedule 5.1 either have or in the future may file a claim against FAC and/or Principals ("Non-Waiver Clients").

                  5.2 Principals shall be liable for any and all claims asserted by Non-Waiver Clients that arise out of or relate to the Asset Purchase Agreement except for claims arising out of any and all failures by FAC to perform its obligations under the Asset Purchase Agreement, this Agreement and the Software, Support and License Agreements with the clients.

Unlimited is specifically listed on Schedule 5.1 as a non-waiver client.

     G. On or around May 2003, Friedman and Etechlogix entered into a Joint Defense Agreement2. Paragraph 12 of the Agreement provides:

                  The parties further agree that in the event that Friedman is found jointly and severally liable with Principals on any of the matters referenced above or that may arise in the future, Friedman shall contribute only in accordance with the allocation of percentage of fault as a result of Friedman's independent actions subsequent to the Closing Date of the Asset Purchase Agreement (i.e., October 2, 2000), as determined by specific findings of fact, for its own independent acts including any work performed by Friedman, representations or misrepresentations made by Friedman, or its own acts or omissions.

     H. On October 21, 2003 through October 23, 2003 and November 17, 2003 through November 19, 2003, all parties attended an arbitration in Phoenix Arizona with Mr. Douglas Irish presiding as the arbitrator (the "Arbitrator").

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    the schedules hereto, respecting the Business WHICH AROSE PRIOR TO THE TIME
    OF CLOSING (OCTOBER 2, 200) OR RESPECTING SERVICES PERFORMED OR PRODUCTS SUPPLIED TO CUSTOMERS OF THE BUSINESS BEFORE THE TIME OF CLOSING OR ANY OTHER CLAIMS OR LIABILITIES IN ANY WAY ARISING FROM THE BUSINESS THAT ARE NOT DISCLOSED IN THE FINANCIAL STATEMENTS, THE DISCLOSURE SCHEDULE OR THE SCHEDULES ATTACHED HERETO. (Emphasis supplied).

2 Although dated May 2003, this Agreement was not signed by both parties until on or around August 27, 2003.

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     I. On January 20, 2004 the Arbitrator rendered its decision in the above referenced arbitration finding that i) Friedman has no independent liability to Unlimited; ii) Friedman's liability to Unlimited is based exclusively upon Friedman's partial settlement stipulation entered into on July 20, 2002 between Unlimited and Friedman whereby Friedman agreed to be held jointly and severally liable with Systech if there was an arbitration award against Systech upon Unlimited's claims of breach of contract and rescission; iii) because of the partial settlement agreement, Friedman and First Systech are jointly and severally liable to Unlimited for $116,885.95 plus prejudgment interest at the rate of 10% per annum from August 2, 1999 through January 20, 2004, and for $9,125.07 to reimburse Unlimited for amounts previously advanced to the American Arbitration Association. A copy of the Arbitral Award is attached hereto as
Exhibit 1.

     J. Based on the arbitrator's finding that Friedman has no independent liability to Unlimited, Etechlogix recognizes and agrees that it is responsible for the arbitral award in accordance with the terms and conditions set forth in the Joint Defense and Indemnity Agreement.

     K. As a result of Etechlogix's financial situation and lack of funds to satisfy the award, Friedman is willing and hereby agrees to satisfy the award in a good faith attempt to save both Friedman and Etechlogix additional costs and expenses provided Etechlogix agrees to the terms and conditions set forth herein.

WHEREFORE, the parties agree as follows:


                                    AGREEMENT

     1. Consideration. As sufficient consideration for this Repayment Agreement, Friedman and Etechlogix agree as follows:

          1.1. Based on the arbitrator's finding in the Unlimited arbitration that Friedman has no independent liability to Unlimited, Etechlogix recognizes and agrees that it is responsible for the arbitral award in accordance with the terms and conditions set forth in the Indemnification Agreement, Settlement Agreement and Joint Defense and Indemnity Agreement set forth above.

          1.2. As a result of Etechlogix's financial situation and lack of funds to satisfy the award, Friedman is willing and hereby agrees to satisfy the award in a good faith attempt to save both Friedman and Etechlogix additional costs. Friedman agrees to tender to Unlimited the full amount of the arbitral award in the amount of $182,385.52, comprised of damages in the amount of $116,885.95, plus interest, fees and costs in the amount of $56,374.50, and the arbitrator's fee of $9,125.07 (hereinafter all amounts collectively referred to as the "Unlimited Arbitral Award").

          1.3. Friedman's satisfaction of the Unlimited Arbitral Award shall be deemed a loan to Etechlogix that shall be repaid by Etechlogix to Friedman in accordance with the terms and conditions set forth herein.

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     2. Payment Terms. Etechlogix agrees to repay Friedman for the Unlimited
Arbitral Award paid by Friedman to Unlimited, interest (as defined in Paragraph
3) and attorneys fees (as defined in paragraph 4) (hereinafter the "Obligation"), in accordance with the repayment plan set forth herein and the amortization schedule attached hereto as Exhibit 2 and incorporated herein by reference.

          2.1. On the 20th day of each month, commencing in June, 2004, Etechlogix shall pay to Friedman monthly payments ("hereinafter Payments") in the amount of $5,000 (Five Thousand U.S. Dollars) per month for the first twelve
(12) months as set forth on Exhibit 2 and adjusted upwards for each subsequent year in an amount not less than $5,000 (Five Thousand U.S. Dollars) depending on the financial condition of Etechlogix until such time that the Obligation is repaid in full.

     3. Interest. The outstanding principal balance of the Obligation shall bear interest from the date that Friedman paid the Unlimited Arbitral Award to Unlimited (April 2, 2004) until paid at the rate of eight (8%) per annum until paid in full or prorata, if paid earlier.

     4. Attorneys Fees. Etechlogix shall reimburse Friedman for its attorneys' fees and costs incurred from January 1, 2004 until the date of this Repayment Agreement as a result of Etechlogix's failure to satisfy the Unlimited Arbitral Award and Friedman's agreement to satisfy the Unlimited Arbitral Award on behalf of Etechlogix. Friedman's attorneys fees and costs total a minimum of $4,500 and shall not exceed $10,000 and shall be billed separately and directly by Friedman's attorneys to Etechlogix for payment within 10 (ten) days of execution of this Repayment Agreement. In the event that Etechlogix fails to tender payment to Friedman's counsel for the attorneys fees as billed, Friedman, in its sole discretion, shall have the right to include the unpaid attorneys fees to the Obligation.

     5. Quarterly and Year End Financials.

          5.1. Within thirty (30) days from the end of each financial quarter, Etechlogix shall provide Friedman with its quarterly financial statements signed by its Chief Financial Officer.

          5.2. Within sixty (60) days or as soon as reasonably possible, Etechlogix shall provide Friedman with its audited year end financial statements.

          5.3. Friedman acknowledges that the financial statements required to be provided under this Section 5 may contain material nonpublic information, and Friedman agrees to maintain the financial statements in confidence as required by the provisions of Regulation FD (17 CFR 243) and as set forth in the Confidentiality and Non-Disclosure Agreement executed by the Parties and dated February 12, 2004.

     6. Security.

          6.1. Grant of Security Interest. In order to secure the Obligation set forth herein, Etechlogix hereby grants and conveys to Friedman a security interest in and lien on, the "Collateral" (defined below). (Such security interest and lien is herein referred to as the "Security Interest" or the "Lien").

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          6.2. Collateral. The collateral used to secure the Obligation shall include i) the issuance of a UCC-1 for all assets (the "Collateral") in favor of Friedman as set forth on Exhibit 6.2 (i) attached hereto and incorporated herein by reference, and ii) the stipulation for entry of arbitral award described in paragraph 11 as set forth on Exhibit 6.2(ii) respectively attached hereto and incorporated herein by reference.

          6.3. Etechlogix's representations.

               6.3.1. First Priority Lien. The Security Interest being herein granted to Friedman is a first priority security interest in, and lien on, all of the Collateral.

               6.3.2. Defend Title. Etechlogix will defend title to Collateral set forth on the UCC-1 Financing Statements against all persons, claims and demands whatsoever.

               6.3.3. Assurances of Title and Security Interest. On demand of Friedman, Etechlogix shall furnish further assurance of title to Friedman, execute any written agreement or do any other acts necessary to effectuate the purpose and provisions of this Security Agreement and shall execute any instrument or statement required by law or otherwise necessary to continue or reconfirm or further perfect the Security Interest and to pay all costs in connection therewith, including costs of filing.

               6.3.4. No liens or other encumbrances. Etechlogix shall keep the Collateral free and clear of all liens, security interests, claims, charges, taxes, assessments, judgments and other encumbrances other than the Lien on the Collateral as provided herein in this Repayment and Security Agreement.

     7. Events of Default. Each of the following shall constitute an event of default ("Event of Default") for purposes of this Repayment Agreement.

          7.1. Etechlogix fails to pay the principal and accrued interest when due under this Repayment Agreement, where such failure continues for a period of three (3) consecutive business days after notice to Etechlogix.

          7.2. Etechlogix fails to provide Friedman with quarterly and year end financials for a period of fifteen (15) days after notice to Etechlogix.

          7.3. The filing of a petition by or against Etechlogix, or under any similar law or other law relating to bankruptcy, insolvency, reorganization, creditor compositions, arrangements or other relief for debtors, and where such filing is not a voluntary action by Etechlogix, if such filing is not dismissed or cured within ninety (90) days.

     8. Notice of Default. In the Event of Default shall occur, Friedman shall give to Etechlogix notice of the Event of Default in writing via fax or email

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("Notice of Default"). Should the Event of Default continue for three (3)
consecutive business days after Notice of Default has been deemed to be given to Etechlogix, Friedman may take such actions as are allowed by this Repayment Agreement as it deems appropriate.

     9. Interest on Late Payments. Any payment under this Repayment Agreement not paid on or before the date it becomes due shall bear interest at the rate of one and one half percent (1.5%) compounded monthly from that date until it is paid in full.

     10. No Prepayment Penalty. Etechlogix shall have the privilege, at any time, without charge, penalty or notice to repay all or any portion of the Obligation.

     11. Attorneys' Fees and Collection Costs. In the event a legal action or arbitration or other proceeding is commenced to collect, enforce or interpret this Repayment Agreement, to obtain a declaratory relief in connection with this Repayment Agreement, or to otherwise obtain judicial relief in connection with the transactions which are the subject of this Repayment Agreement, the prevailing party shall be entitled to recovery reasonable attorneys' fees, costs and expenses.

     12. Amendments. No term or provision of this Repayment Agreement may be amended or modified in any respect except in writing signed by the parties.

     13. Notices. All notices or other communication required or permitted hereunder shall be in writing and shall be deemed to have been given when delivered in person or when postmarked, if mailed by certified or registered mail, return receipt requested, postage prepaid and addressed as follows:


                  To Etechlogix:    10799 N. 90th Street,
                                    Suite 200
                                    Scottsdale, AZ 85260
                                    Facsimile:  480-346-3000
                                    Attn: Naser Ahmad, Vice-President and
                                    Chief Technology Officer

                  To Friedman:      One Parkway North
                                    Suite 400S
                                    Deerfield, IL 60015
                                    Facsimile:  847-948-9425
                                    Attn: Eric Herrmann


     14. Stipulation for Entry of Arbitral Award.

          14.1. In the event that Etechlogix fails to perform any obligation set forth herein and said obligation is not cured within three (3) consecutive business days from the date of notice in the manner set forth herein, Friedman may proceed to execute the Stipulation for Entry of Arbitral Award and Stipulated Arbitral Award set forth on Exhibit 6.2 (ii) for the amount of the outstanding Obligation (including interest and attorneys fees as described herein), less any payments made pursuant to this Repayment Agreement.

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          14.2. All terms and conditions contained in the Stipulation for Entry of Arbitral Award and Stipulated Arbitral Award are incorporated herein by reference.

          14.3. In the event that Etechlogix performs their obligations set forth in paragraph 2 herein, Friedman shall file a notice of dismissal of the arbitral action and return the original and any copies of the Stipulation for Entry of Arbitral Award to Etechlogix.

     15. Miscellaneous.

          15.1. Dispute Resolution.

               15.1.1. The Parties hereby irrevocably consent that any legal action or proceeding to interpret or enforce this Repayment Agreement including but not limited to, any action by any Party to modify, amend, rescind, annul or terminate this Repayment Agreement or to seek any extraordinary or injunctive relief, the issuance of any process in connection with such action or proceeding including, but not limited to, the execution against any property whatsoever (irrespective of its location, nature, use or intended use) be settled by binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA") and the procedures set forth below.

               15.1.2. In the event of an uncured breach of the Repayment Agreement by Etechlogix, Friedman, within its own discretion, may elect to file an action against Etechlogix with the American Arbitration Association in Phoenix, Arizona.

               15.1.3. Within ten (10) days from the date that Friedman files a demand for arbitration and request for entry of arbitral award, the American Arbitration Association case administrator shall appoint a single arbitrator from its commercial panel to hear the case and retain jurisdiction over the matter. Neither party shall have the right to object to or reject the appointed arbitrator except for conflict of interest.

               15.1.4. In the event that Friedman elects to file a demand for arbitration and request for entry of Stipulated Arbitral Award, the demand for arbitration shall include an accounting that sets forth: i) the amount of the Obligation; ii) any credits paid by Etechlogix; iii) attorneys fees incurred as a result of Etechlogix's uncured breach of the Repayment Agreement; and iv) all supporting documentation establishing the credits paid by Etechlogix.

               15.1.5. Etechlogix reserves the right to challenge the accounting of the payments made by Etechlogix to Friedman as set forth in Friedman's demand for arbitration (hereinafter referred to as an "Accounting Dispute") and expressly waives any other rights, claims, defenses, remedies or objections to any of the underlying Indemnification Agreements and Settlement Agreement (set forth in paragraph D), the Repayment and Security Agreement, the Stipulation for Entry of Arbitral Award and Stipulated Arbitral Award and/or Friedman's demand for arbitration and hereby stipulates that the Stipulated Arbitral Award may be entered in favor of Friedman upon Friedman's filing of the demand for arbitration and request for entry of the Stipulated Arbitral Award.

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               15.1.6. In the event that there is an Accounting Dispute,
Etechlogix shall provide Friedman with written notice of its objection to Friedman's accounting as set forth in the demand for arbitration and attach all documents to support its objection within five (5) days after receiving Friedman's demand for arbitration.

               15.1.7. The parties shall meet and confer within five (5) days after Etechlogix's written notice of its objection to Friedman's accounting.

               15.1.8. In the event that Etechlogix believes it is entitled to additional credits not shown in Friedman's demand for arbitration and the parties are unable to resolve the Accounting Dispute, Etechlogix shall submit its objection and an accounting summary of all payments that it made to Friedman and attach all documentation supporting its accounting summary to the appointed arbitrator or the American Arbitration Association case administrator if an arbitrator has not yet been appointed (with a copy to Friedman) within ten (10) days from the date it receives Friedman's demand for arbitration.

               15.1.9. Within fifteen (15) days of the appointment of the arbitrator, the arbitrator shall i) review the demand for arbitration, Etechlogix's objection to Friedman's accounting, if any, and all other documents submitted by the parties; ii) initiate a conference call, if required, to further discuss any Accounting Dispute; iii) and if no conference call is required confirm the credits paid by Etechlogix to Friedman; and iv) proceed to enter the Stipulated Arbitral Award in favor of Friedman and as set forth herein

               15.1.10. Because there is a high likelihood that breach, or threatened breach, of this Repayment Agreement may lead to irreparable injury, the undersigned stipulate that an aggrieved party may, in addition to any other remedy, seek a temporary restraining order, preliminary injunction, and permanent injunction from the court to restrain the breach or threatened breach of this Repayment Agreement.

               15.1.11. The decisions or awards of the Arbitrator shall be final and binding upon the Parties affected thereby and each of the Parties hereby irrevocably and expressly covenants to comply promptly and in good faith with any and all such decisions or awards. Judgment upon the award rendered by the arbitrator may be enforced in any court having jurisdiction thereof or in any jurisdiction where the Parties have assets.

          15.2. No delay or omission on the part of Friedman in exercising any rights under this Repayment Agreement shall operate as a waiver of such right or of any other right under this Repayment Agreement. Etechlogix consents to the acceptance of partial payments before or after maturity, all without prejudice to Friedman.

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          15.3. Each of the undersigned parties represent that he is entering into this Repayment Agreement with the full knowledge, consent and authority of his attorney. This Repayment Agreement has been reviewed by the parties and their respective attorneys, and the parties have had a full opportunity to negotiate its contents. All parties intend that this Repayment Agreement be complete and not subject to any claim of mistake. The parties expressly waive any common law or statutory rule of construction that any ambiguity shall be construed against the drafter of this Repayment Agreement and acknowledge that for purposes of any such rule all parties contributed equally to the drafting of this Repayment Agreement.

          15.4. This Repayment Agreement may be executed in any number of identical counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed to be an original, and all of which together shall be deemed to be one and the same instrument when each party has signed one
(1) such counterpart.

     IN WITNESS WHEREOF, Friedman and Etechlogix agree to the terms set forth herein in this Repayment and Security Agreement.

DATED: May 25, 2004                  "Friedman"
                                     FRIEDMAN CORPORATION


                                     By: /s/ Craig Yamauchi
                                         -------------------------------
                                         Craig Yamauchi, President


                                     "Etechlogix"

DATED: May 21, 2004                  FIRST SYSTECH INTERNATIONAL, INC.
                                         (AKA ETECHLOGIX, INC)


                                     By: /s/ Naser Ahmad
                                         -------------------------------
                                         Naser Ahmad, Vice-President and Chief
                                         Technology Officer


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